Exhibit 99.3



                     BEHRINGER HARVARD BUENA VISTA PLAZA LP,
                   a Delaware limited partnership, as grantor
                                                      (BORROWER)

                                       to

           TICOR TITLE COMPANY OF CALIFORNIA, a California corporation
                                                      (TRUSTEE)


                               for the benefit of


                 MORTGAGE ELECTRONIC REGISTRATION SYSTEMS, INC.
                  a Delaware corporation, as nominee of Lender
                                                       (LENDER)


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                      DEED OF TRUST AND SECURITY AGREEMENT

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                           Dated: As of July 27, 2005

                         MERS MIN: 8000101-0000001663-3

               DOCUMENT PREPARED BY AND WHEN RECORDED, RETURN TO:

                            Kelley Drye & Warren LLP
                            101 Park Avenue
                            New York, New York  10178
                            Attention: Paul A. Keenan, Esq.

THIS DOCUMENT SECURES A PROMISSORY NOTE WHICH CONTAINS PROVISIONS FOR ADJUSTMENTS IN THE INTEREST RATE AND PAYMENT AMOUNTS AND/OR A BALLOON PAYMENT. THIS INSTRUMENT CONSTITUTES A SECURITY AGREEMENT AS THAT TERM IF DEFINED IN THE CALIFORNIA UNIFORM COMMERCIAL CODE. PORTIONS OF THE COLLATERAL ARE GOODS THAT ABE OR ARE TO BECOME FIXTURES ON THE LAND DESCRIBED IN EXHIBIT A HERETO. THIS INSTRUMENT IS INTENDED TO SERVE AS A FIXTURE FILING AND IS TO BE RECORDED IN THE REAL ESTATE RECORDS OF EACH COUNTY IN WHICH SAID LAND OR ANY PORTION THEREOF IS LOCATED AND INDEXED AS A FEE DEED OF TRUST AND A FIXTURE FILING. BORROWER IS THE OWNER OF THE FEE INTEREST IN EXHIBIT A HERETO.

                      DEED OF TRUST AND SECURITY AGREEMENT

        THIS DEED OF TRUST AND SECURITY AGREEMENT (this "DEED OF TRUST") is made as of this 27th day of July, 2005, by BEHRINGER HARVARD BUENA VISTA PLAZA LP, a Delaware limited partnership, having its principal place of business c/o Behringer Harvard Funds, 15601 Dallas Parkway, Suite 600, Addison, Texas 75001, as grantor ("BORROWER") to TICOR TITLE COMPANY OF CALIFORNIA, a California corporation, having an address at 17911 Von Karman, Suite 275, Irvine California 92614, as trustee ("TRUSTEE") for the benefit of MORTGAGE ELECTRONIC REGISTRATION SYSTEMS, INC., a Delaware corporation, having an address at 1595 Spring Hill Road, Suite 310, Vienna, Virginia 22181 ("MERS") as nominee of BEAR STEARNS COMMERCIAL MORTGAGE, INC., a New York corporation, having an address at 383 Madison Avenue, New York, New York 10179, as grantee ("LENDER").

                              W I T N E S S E T H:

        WHEREAS, this Deed of Trust is given to secure a loan (the "LOAN") in the principal sum of Twenty-Two Million and No/100 Dollars ($22,000,000) advanced pursuant to that certain Loan Agreement, dated as of the date hereof, between Borrower and Lender (as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the "LOAN AGREEMENT") and evidenced by that certain Promissory Note, dated the date hereof, made by Borrower in favor of MERS, as nominee of Lender (as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the "NOTE");

        WHEREAS, Borrower desires to secure the payment of the Debt (as defined in the Loan Agreement) and the performance of all of its obligations under the Note, the Loan Agreement and the other Loan Documents (as herein defined); and

        WHEREAS, this Deed of Trust is given pursuant to the Loan Agreement, and payment, fulfillment, and performance by Borrower of its obligations thereunder and under the other Loan Documents are secured hereby, and each and every term and provision of the Loan Agreement, the Note, and that certain Assignment of Leases and Rents of even date herewith made by Borrower in favor of MERS, as nominee of Lender, delivered in connection with this Deed of Trust (as the same may be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the "ASSIGNMENT OF LEASES"), including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties therein, are hereby incorporated by reference herein as though set forth in full and shall be considered a part of this Deed of Trust (the Loan Agreement, the Note, this Deed of Trust, the Assignment of Leases and Rents and all other documents evidencing or securing the Debt (including all additional mortgages, deeds to secure debt and assignments of leases and rents) or pursuant to which any Person incurs, has incurred or assumes any obligation to or for the benefit of Lender in connection therewith, are hereinafter referred to collectively as the "LOAN DOCUMENTS").

        NOW THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Deed of Trust:

                         ARTICLE I - GRANTS OF SECURITY

        SECTION 1.1 PROPERTY MORTGAGED. Borrower does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey to Trustee for the benefit of MERS, as nominee of Lender and its successors and assigns, all of Borrower's right, title and interest in, to and under the following property, rights, interests and estates now owned, or hereafter acquired by Borrower (collectively, the "PROPERTY"):

        (a) LAND. The real property described in EXHIBIT A attached hereto and made a part hereof (the "LAND");

        (b) ADDITIONAL LAND. All additional lands, estates and development rights hereafter acquired by Borrower for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Deed of Trust;

        (c) IMPROVEMENTS. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (collectively, the "IMPROVEMENTS");

        (d) EASEMENTS. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversions and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, rights of dower, rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

        (e) EQUIPMENT. All "equipment," as such term is defined in Article 9 of the Uniform Commercial Code (as hereinafter defined), now owned or hereafter acquired by Borrower, which is used at or in connection with the Improvements or the Land or is located thereon or therein (including, but not limited to, all machinery, equipment, furnishings, and electronic data-processing and other office equipment now owned or hereafter acquired by Borrower and used at the Improvements or the Land and any and all additions, substitutions and replacements of any of the foregoing), together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto (collectively, the "EQUIPMENT"). Notwithstanding the foregoing, Equipment shall not include any property belonging to tenants under leases except to the extent that Borrower shall have any right or interest therein;

        (f) FIXTURES. All Equipment now owned, or the ownership of which is hereafter acquired, by Borrower which is so related to the Land and Improvements forming part of the Property that it is deemed fixtures or real property under the law of the particular state in which the Land is located, including, without limitation, all building or construction materials intended for construction, reconstruction, alteration or repair of or installation on the Property, construction equipment, appliances, machinery, plant equipment, fittings, apparatuses, fixtures and other items now or hereafter attached to, installed in or used in connection with (temporarily or permanently) any of the Improvements or the Land, including, but not limited to, engines, devices for the operation of pumps, pipes, plumbing, call and sprinkler systems, fire extinguishing apparatuses and equipment, heating, ventilating, incinerating, electrical, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, pollution control equipment, security systems, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities, utility lines and equipment (whether owned individually or jointly with others, and, if owned jointly, to the extent of Borrower's interest therein) and all other utilities whether or not situated in easements, all water tanks, water supply, water power sites, fuel stations, fuel tanks, fuel supply, and all other structures, together with all accessions, appurtenances, additions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof (collectively, the "FIXTURES"). Notwithstanding the foregoing, "Fixtures" shall not include any property which tenants are entitled to remove pursuant to leases except to the extent that Borrower shall have any right or interest therein;

        (g) PERSONAL PROPERTY. All furniture, furnishings, objects of art, machinery, goods, tools, supplies, appliances, general intangibles, contract rights, accounts, accounts receivable, franchises, licenses, certificates and permits, and all other personal property of any kind or character whatsoever as defined in and subject to the provisions of the Uniform Commercial Code, whether tangible or intangible, other than Fixtures, which are now or hereafter owned by Borrower and which are located within or about the Land and the Improvements, together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof (collectively, the "PERSONAL PROPERTY"), and the right, title and interest of Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the "UNIFORM COMMERCIAL CODE"), superior in lien to the lien of this Deed of Trust and all proceeds and products of the above;

        (h) LEASES AND RENTS. All leases, subleases or subsubleases, lettings, licenses, concessions or other agreements (whether written or oral) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of the Land and the Improvements, and every modification, amendment or other agreement relating to such leases, subleases, subsubleases, or other agreements entered into in connection with such leases, subleases, subsubleases, or other agreements and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto, heretofore or hereafter entered into (collectively, the "LEASES"), whether before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (collectively, the "RENTS") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

        (i) CONDEMNATION AWARDS. All Awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including, but not limited to, any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

        (j) INSURANCE PROCEEDS. All Insurance Proceeds in respect of the Property under any Policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any Policies, judgments, or settlements made in lieu thereof, in connection with a Casualty to the Property;

        (k) TAX CERTIORARI. All refunds, rebates or credits in connection with reduction in Taxes or Other Charges charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;

        (l) CONVERSION. All proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, Insurance Proceeds and Awards, into cash or liquidation claims;

        (m) RIGHTS. The right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;

        (n) AGREEMENTS. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or any business or activity conducted on the Land and any part thereof and all right, title and interest of Borrower therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Borrower thereunder;

        (o) TRADEMARKS. All tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property;

        (p) ACCOUNTS. All reserves, escrows and deposit accounts maintained by Borrower with respect to the Property, including, without limitation (i) all accounts established pursuant to the Cash Management Agreement and (ii) all accounts established pursuant to the Lockbox Agreement; together with all deposits or wire transfers made to the Lockbox Account or Cash Management Account and all cash, checks, drafts, certificates, securities, investment property, financial assets, instruments and other property held therein from time to time and all proceeds, products, distributions or dividends or substitutions thereon and thereof; and

        (q) OTHER RIGHTS. Any and all other rights of Borrower in and to the items set forth in SUBSECTIONS (A) through (P) above.

        AND without limiting any of the other provisions of this Deed of Trust, to the extent permitted by applicable law, Borrower expressly grants to MERS, as nominee of Lender, as secured party, a security interest in the portion of the Property which is or may be subject to the provisions of the Uniform Commercial Code which are applicable to secured transactions; it being understood and agreed that the Improvements and Fixtures are part and parcel of the Land (the Land, the Improvements and the Fixtures collectively referred to as the "REAL PROPERTY") appropriated to the use thereof and, whether affixed or annexed to the Real Property or not, shall for the purposes of this Deed of Trust be deemed conclusively to be real estate and subject to this Deed of Trust.

        SECTION 1.2 ASSIGNMENT OF RENTS. Borrower hereby absolutely and unconditionally assigns to MERS, as nominee of Lender all of Borrower's right, title and interest in and to all current and future Leases and Rents; it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of the Assignment of Leases, the Cash Management Agreement and SECTION 7.1(H) of this Deed of Trust, Lender grants to Borrower a revocable license to collect, receive, use and enjoy the Rents and Borrower shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.

        SECTION 1.3 SECURITY AGREEMENT. This Deed of Trust is both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. By executing and delivering this Deed of Trust, Borrower hereby grants to MERS, as nominee of Lender, as security for the Obligations (hereinafter defined), a security interest in the Fixtures, the Equipment and the Personal Property to the full extent that the Fixtures, the Equipment and the Personal Property may be subject to the Uniform Commercial Code (said portion of the Property so subject to the Uniform Commercial Code being called the "COLLATERAL"). If an Event of Default shall occur and be continuing, Lender, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Lender after the occurrence and during the continuance of an Event of Default, Borrower shall, at its expense, assemble the Collateral and make it available to Lender at a convenient place (at the Land if tangible property) reasonably acceptable to Lender. Borrower shall pay to Lender on demand any and all expenses, including reasonable legal expenses and attorneys' fees, incurred or paid by Lender in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral after the occurrence and during the continuance of an Event of Default. Any notice of sale, disposition or other intended action by Lender with respect to the Collateral sent to Borrower in accordance with the provisions hereof at least ten (10) Business Days prior to such action, shall, except as otherwise provided by applicable law, constitute reasonable notice to Borrower. The proceeds of any disposition of the Collateral, or any part thereof, may, except as otherwise required by applicable law, be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper. Borrower's (debtor's) principal place of business is as set forth on page one hereof and the address of Lender (secured party) is as set forth on page one hereof. Borrower's organizational ID no. is 3987661.

        SECTION 1.4 FIXTURE FILING. Certain of the Property is or will become "fixtures" (as that term is defined in the Uniform Commercial Code) on the Land, and this Deed of Trust, upon being filed for record in the real estate records of the city or county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Property that is or may become fixtures.

        SECTION 1.5 PLEDGES OF MONIES HELD. Borrower hereby pledges to Lender any and all monies now or hereafter held by Lender or on behalf of Lender, including, without limitation, any sums deposited in the Lockbox Account, the Cash Management Account, the Reserve Funds and Net Proceeds, as additional security for the Obligations until expended or applied as provided in this Deed of Trust.

        SECTION 1.6 GRANTS TO MERS. This Deed of Trust and the grants, assignments and transfers made to MERS in this Article 1 shall inure to MERS solely in its capacity as Lender's nominee.

                               CONDITIONS TO GRANT

        TO HAVE AND TO HOLD the above granted and described Property unto Trustee for and on behalf of Lender and to the use and benefit of Lender and Trustee for their successors and assigns, forever;

        IN TRUST, WITH POWER OF SALE, to secure payment to Lender of the Debt at the time and in the manner provided for its payment in the Loan Agreement, the Note and in this Deed of Trust.

        PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note, the Loan Agreement and this Deed of Trust, shall well and truly perform the Other Obligations as set forth in this Deed of Trust and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, the Loan Agreement and the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void; provided, however, that Borrower's obligation to indemnify and hold harmless Lender pursuant to the provisions hereof shall survive any such payment or release.

                   ARTICLE II - DEBT AND OBLIGATIONS SECURED

        SECTION 2.1 DEBT. This Deed of Trust and the grants, assignments and transfers made in Article I are given for the purpose of securing the Debt.

        SECTION 2.2 OTHER OBLIGATIONS. This Deed of Trust and the grants, assignments and transfers made in Article I are also given for the purpose of securing the following (the "OTHER OBLIGATIONS"):

        (a) the performance of all other obligations of Borrower contained herein;

        (b) the performance of each obligation of Borrower contained in the Loan Agreement and any other Loan Document; and

        (c) the performance of each obligation of Borrower contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, the Loan Agreement or any other Loan Document.

        SECTION 2.3 DEBT AND OTHER OBLIGATIONS. Borrower's obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively herein as the "OBLIGATIONS."

                        ARTICLE III - BORROWER COVENANTS

        Borrower covenants and agrees that:

        SECTION 3.1 PAYMENT OF DEBT. Borrower will pay the Debt at the time and in the manner provided in the Loan Agreement, the Note and this Deed of Trust.

        SECTION 3.2 INCORPORATION BY REFERENCE. All the covenants, conditions and agreements contained in (a) the Loan Agreement, (b) the Note and
(c) all and any of the other Loan Documents, are hereby made a part of this Deed of Trust to the same extent and with the same force as if fully set forth herein.

        SECTION 3.3 INSURANCE. Borrower shall obtain and maintain, or cause to be maintained, in full force and effect at all times insurance with respect to Borrower and the Property as required pursuant to the Loan Agreement.

        SECTION 3.4 MAINTENANCE OF PROPERTY. Borrower shall cause the Property to be maintained in a good and safe condition and repair. The Improvements, the Fixtures, the Equipment and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Fixtures, the Equipment or the Personal Property, tenant finish and refurbishment of the Improvements and for the disposal of Fixtures, Equipment or Personal Property not material to the use or value of the Property as an office building) without the consent of Lender. Borrower shall promptly repair, replace or rebuild any part of the Property which may be destroyed by any Casualty or become damaged, worn or dilapidated or which may be affected by any Condemnation, and shall complete and pay for any structure at any time in the process of construction or repair on the Land.

        SECTION 3.5 WASTE. Borrower shall not commit or suffer any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or allow the cancellation of any Policy, or do or permit to be done thereon anything that may in any way materially impair the value of the Property or the security of this Deed of Trust. Borrower will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land, regardless of the depth thereof or the method of mining or extraction thereof.

        SECTION 3.6 PAYMENT FOR LABOR AND MATERIALS. (a) Subject to Section 3.6(b), Borrower will promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials ("LABOR AND MATERIAL COSTS") incurred in connection with the Property and never permit to exist beyond the due date thereof in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof except for the Permitted Encumbrances and other Liens permitted pursuant to the Loan Documents.

        (b) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Labor and Material Costs, provided that (i) no Event of Default has occurred and is continuing under the Loan Agreement, the Note, this Deed of Trust or any of the other Loan Documents, (ii) Borrower is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property, (iii) such proceeding shall suspend the collection of the Labor and Material Costs from Borrower and from the Property or Borrower shall have paid all of the Labor and Material Costs (or such portion thereof as to which collection is not suspended) under protest, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder, (v) neither the Property nor any part thereof or interest therein will be in immediate danger of being sold, forfeited, terminated, canceled or lost, and (vi) Borrower shall have furnished the security as may be required in the proceeding, or as may be reasonably requested by Lender to insure the payment of any contested Labor and Material Costs, together with all interest and penalties thereon.

        SECTION 3.7 PERFORMANCE OF OTHER AGREEMENTS. Borrower shall observe and perform each and every term, covenant and provision to be observed or performed by Borrower pursuant to the Loan Agreement, any other Loan Document and any other agreement or recorded instrument affecting or pertaining to the Property and any amendments, modifications or changes thereto.

        SECTION 3.8 CHANGE OF NAME, IDENTITY OR STRUCTURE. Borrower shall not change Borrower's name, identity (including its trade name or names) or, if not an individual, Borrower's corporate, partnership or other structure without notifying Lender of such change in writing at least thirty (30) days prior to the effective date of such change and, in the case of a change in Borrower's structure, without first obtaining the prior written consent of Lender. Borrower shall execute and deliver to Lender, prior to or contemporaneously with the effective date of any such change, any financing statement or financing statement change required by Lender to establish or maintain the validity, perfection and priority of the security interest granted herein. At the request of Lender, Borrower shall execute a certificate in form satisfactory to Lender listing the trade names under which Borrower intends to operate the

Property, and representing and warranting that Borrower does business under no other trade name with respect to the Property.

        SECTION 3.9 TITLE. Borrower has good, marketable and insurable fee simple title to the real property comprising part of the Property and good title to the balance of such Property, free and clear of all Liens (as defined in the Loan Agreement) whatsoever except the Permitted Encumbrances (as defined in the Loan Agreement), such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. The Permitted Encumbrances in the aggregate do not materially and adversely affect the value, operation or use of the Property or Borrower's ability to repay the Loan. This Deed of Trust, when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create (a) a valid, perfected first priority lien on that portion of the Property constituting interests in real estate, subject only to Permitted Encumbrances and the Liens created by the Loan Documents and (b) to the extent that a security interest therein may be perfected by the filing of financing statements under the Uniform Commercial Code, perfected security interests in and to, and perfected collateral assignments of, all personalty (including, to the extent that they constitute personalty subject to the Uniform Commercial Code, the Leases), all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. There are no claims for payment for work, labor or materials affecting the Property which are past due and are or may become a lien prior to, or of equal priority with, the Liens created by the Loan Documents unless such claims for payments are being contested in accordance with the terms and conditions of this Deed of Trust.

        SECTION 3.10 PARTITION. Notwithstanding anything to the contrary contained herein, for so long as the Loan is outstanding Borrower shall not bring an action for partition with respect to such Borrower's ownership interest in the Property or to compel any sale thereof and each Borrower hereby expressly waives any and all rights to partition the Property.

                     ARTICLE IV - OBLIGATIONS AND RELIANCES

        SECTION 4.1 RELATIONSHIP OF BORROWER AND LENDER. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or condition of the Loan Agreement, the Note, this Deed of Trust and the other Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

        SECTION 4.2 NO RELIANCE ON LENDER. The general partners, members, principals and (if Borrower is a trust) beneficial owners of Borrower are experienced in the ownership and operation of properties similar to the Property, and Borrower and Lender are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Borrower is not relying on Lender's expertise, business acumen or advice in connection with the Property.

        SECTION 4.3 NO LENDER OBLIGATIONS. (a) Notwithstanding the provisions of SUBSECTIONS 1.1(H) and (N) or SECTION 1.2, Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

        (b) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Deed of Trust, the Loan Agreement, the Note or the other Loan Documents, including, without limitation, any Officer's Certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or Policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

        SECTION 4.4 RELIANCE. Borrower recognizes and acknowledges that in accepting the Loan Agreement, the Note, this Deed of Trust and the other Loan Documents, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Section 4.1 of the Loan Agreement without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; that such reliance existed on the part of Lender prior to the date hereof, that the warranties and representations are a material inducement to Lender in making the Loan; and that Lender would not be willing to make the Loan and accept this Deed of Trust in the absence of the warranties and representations as set forth in Section 4.1 of the Loan Agreement.

                         ARTICLE V - FURTHER ASSURANCES

        SECTION 5.1 RECORDING OF DEED OF TRUST, ETC. Borrower forthwith upon the execution and delivery of this Deed of Trust and thereafter, from time to time upon Lender's request, will cause this Deed of Trust and any of the other Loan Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Deed of Trust, the other Loan Documents, any note, deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Deed of Trust, any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

        SECTION 5.2 FURTHER ACTS, ETC. Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every further acts, deeds, conveyances, deeds of trust, mortgages, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, deeded, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust or for filing, registering or recording this Deed of Trust, or for complying with all Legal Requirements. Borrower, on demand, will execute and deliver, and in the event it shall fail to so execute and deliver, hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements to evidence more effectively the security interest of Lender in the Property. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including without limitation, such rights and remedies available to Lender pursuant to this SECTION 5.2.

        SECTION 5.3     CHANGES IN TAX, DEBT, CREDIT AND DOCUMENTARY STAMP LAWS.
(a) If any law is enacted or adopted or amended after the date of this Deed of Trust which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Property (other than the inclusion of such amounts as income for income tax purposes or taxes on Lender's capital), Borrower will pay the tax, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then Lender shall have the option by written notice of not less than one hundred twenty (120) days to declare the Debt immediately due and payable. If so accelerated, Borrower shall repay the Loan without premium or penalty.

        (b) Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Deed of Trust or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than one hundred twenty
(120) days, to declare the Debt immediately due and payable. If so accelerated, Borrower shall repay the Loan without premium or penalty.

        (c) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Deed of Trust, or any of the other Loan Documents or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.

        SECTION 5.4 SEVERING OF DEED OF TRUST. This Deed of Trust and the Note shall, at any time until the same shall be fully paid and satisfied, at the sole election of Lender, be severed into two or more notes and two or more security instruments in such denominations as Lender shall determine in its sole discretion, each of which shall cover all or a portion of the Property to be more particularly described therein. To that end, Borrower, upon written request of Lender, shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered by the then owner of the Property, to Lender and/or its designee or designees substitute notes and security instruments in such principal amounts, aggregating not more than the then unpaid principal amount of this Deed of Trust, and containing terms, provisions and clauses similar to, and no more onerous to Borrower than, those contained herein and in the Note, and such other documents and instruments as may be required by Lender; provided that Borrower's obligations are not materially increased thereby.

        SECTION 5.5 REPLACEMENT DOCUMENTS. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or other Loan Document, Borrower will issue, in lieu thereof, a replacement Note or other Loan Document, dated the date of such lost, stolen, destroyed or mutilated Note or other Loan Document in the same principal amount thereof and otherwise of like tenor.

                      ARTICLE VI - DUE ON SALE/ENCUMBRANCE

        SECTION 6.1 LENDER RELIANCE. Borrower acknowledges that Lender has examined and relied on the experience of Borrower and its general partners, members, principals and (if Borrower is a trust) beneficial owners in owning and operating properties such as the Property in agreeing to make the Loan, and will continue to rely on Borrower's ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt and the performance of the Other Obligations. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt or the performance of the Other Obligations, Lender can recover the Debt by a sale of the Property.

        SECTION 6.2 NO SALE/ENCUMBRANCE. Neither Borrower nor any Restricted Party shall Transfer the Property or any part thereof or any interest therein or permit or suffer the Property or any part thereof or any interest therein to be Transferred other than as expressly permitted pursuant to the terms of the Loan Agreement.

                 ARTICLE VII - RIGHTS AND REMEDIES UPON DEFAULT

        SECTION 7.1 REMEDIES. Upon the occurrence and during the continuance of any Event of Default, Borrower agrees that Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender:

        (a) declare the entire unpaid Debt to be immediately due and payable;

        (b) institute proceedings, judicial or otherwise, for the complete foreclosure of this Deed of Trust under any applicable provision of law, in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

        (c) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Deed of Trust for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Deed of Trust for the balance of the Debt not then due, unimpaired and without loss of priority;

        (d) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

        (e) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note, the Loan Agreement or in the other Loan Documents;

        (f) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Deed of Trust or the other Loan Documents;

        (g) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower, any Guarantor or Indemnifying Person with respect to the Loan or of any Person liable for the payment of the Debt;

        (h) the license granted to Borrower under SECTION 1.2 hereof shall automatically be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Lender deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower; (vi) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, Insurance Premiums and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees;

        (i) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Fixtures, the Equipment, the Personal Property or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Fixtures, the Equipment, the Personal Property, and (ii) request Borrower at its expense to assemble the Fixtures, the Equipment, the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Fixtures, the Equipment, the Personal Property sent to Borrower in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute commercially reasonable notice to Borrower;

        (j) apply any sums then deposited or held in escrow or otherwise by or on behalf of Lender in accordance with the terms of the Loan Agreement, this Deed of Trust or any other Loan Document to the payment of the following items in any order in its uncontrolled discretion:

                (i)     Taxes and Other Charges;

                (ii)    Insurance Premiums;

                (iii)   Interest on the unpaid principal balance of the Note;

                (iv) Amortization of the unpaid principal balance of the Note;

                (v) All other sums payable pursuant to the Note, the Loan Agreement, this Deed of Trust and the other Loan Documents, including without limitation advances made by Lender pursuant to the terms of this Deed of Trust;

        (k) pursue such other remedies as Lender may have under applicable law; or

        (l) apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion.

In the event of a sale, by foreclosure, power of sale or otherwise, of less than all of the Property, this Deed of Trust shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority.

        SECTION 7.2 APPLICATION OF PROCEEDS. The purchase money, proceeds and avails of any disposition of the Property, and or any part thereof, or any other sums collected by Lender pursuant to the Note, this Deed of Trust or the other Loan Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

        SECTION 7.3 RIGHT TO CURE DEFAULTS. Upon the occurrence and during the continuance of any Event of Default, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, make any payment or do any act required of Borrower hereunder in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Deed of Trust or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this SECTION 7.3, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Deed of Trust and the other Loan Documents and shall be immediately due and payable upon demand by Lender therefor.

        SECTION 7.4 ACTIONS AND PROCEEDINGS. Lender has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

        SECTION 7.5 RECOVERY OF SUMS REQUIRED TO BE PAID. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

        SECTION 7.6 EXAMINATION OF BOOKS AND RECORDS. At reasonable times and upon reasonable notice, Lender, its agents, accountants and attorneys shall have the right to examine the records, books, management and other papers of Borrower which reflect upon the financial condition of the Property or of any Borrower owning a 20% or greater undivided interest therein, at the Property or at any office regularly maintained by Borrower where the books and records are located. Lender and its agents shall have the right to make copies and extracts from the foregoing records and other papers. In addition, at reasonable times and upon reasonable notice, Lender, its agents, accountants and attorneys shall have the right to examine and audit the books and records of Borrower pertaining to the income, expenses and operation of the Property during reasonable business hours at any office of Borrower where the books and records are located. This
SECTION 7.6 shall apply throughout the term of the Note and without regard to whether an Event of Default has occurred or is continuing.

        SECTION 7.7 OTHER RIGHTS, ETC. (a) The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Deed of Trust. Borrower shall not be relieved of Borrower's obligations hereunder by reason of (i) the failure of Lender to comply with any request of Borrower or any Guarantor or Indemnifying Person with respect to the Loan to take any action to foreclose this Deed of Trust or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Deed of Trust or the other Loan Documents.

        (b) It is agreed that the risk of loss or damage to the Property is on Borrower, and Lender shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief if any such possession is requested or obtained with respect to any Property or collateral not in Lender's possession.

        (c) Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to foreclose this Deed of Trust. The rights of Lender under this Deed of Trust shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

        SECTION 7.8 RIGHT TO RELEASE ANY PORTION OF THE PROPERTY. Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Deed of Trust, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Deed of Trust shall continue as a lien and security interest in the remaining portion of the Property.

        SECTION 7.9 VIOLATION OF LAWS. If the Property is not in material compliance with Legal Requirements, Lender may impose additional requirements upon Borrower in connection herewith including, without limitation, monetary reserves or financial equivalents.

        SECTION 7.10    RECOURSE AND CHOICE OF REMEDIES. The provisions of
Section 9.4 of the Loan Agreement are hereby incorporated by reference into this Deed of Trust to the same extent and with the same force as if fully set forth herein.

        SECTION 7.11 RIGHT OF ENTRY. Upon reasonable notice to Borrower, Lender and its agents shall have the right to enter and inspect the Property at all reasonable times.

        SECTION 7.12 REFERENCES TO LENDER. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, all references herein to "Lender" shall be deemed to collectively or individually (as the context requires) refer to Lender or to MERS, acting on behalf of and at the sole direction of Lender in its capacity as Lender's nominee, as each of their interests may appear; provided, that, unless Lender, in its sole discretion, shall determine otherwise, only Lender (and not MERS) shall be deemed to be "Lender" with respect to (a) any consent or similar approval right granted to Lender hereunder or under any of the other Loan Documents (including, without limitation, any consent or similar approval right that is deemed granted if not approved or denied within a specified time period), (b) any items, documents or other information required to be delivered to Lender hereunder or under any of the other Loan Documents (other than notices expressly required to be sent to MERS) or (c) any future funding or other obligations of Lender to Borrower or any affiliate of Borrower hereunder or under any of the other Loan Documents, if any.

        SECTION 7.13 FAILURE TO ACT. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, the failure of MERS to take any action hereunder or under any of the other Loan Documents, other than such acts as it may be required to take under applicable law by virtue of its capacity as lienholder or secured party of record, shall not (a) be deemed to be a waiver of any term or condition of this Deed of Trust or any of the other Loan Documents, or (b) adversely affect any rights of Lender hereunder or under any of the other Loan Documents.

                      ARTICLE VIII - ENVIRONMENTAL HAZARDS

        SECTION 8.1 ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES. Except as otherwise disclosed by that certain Phase I environmental report (or Phase II environmental report, if required) delivered to Lender by Borrower in connection with the origination of the Loan (such report is referred to below as the "ENVIRONMENTAL REPORT"), to Borrower's Knowledge (a) there are no Hazardous Substances (defined below) or underground storage tanks in, on, or under the Property, except those that are (i) in compliance with Environmental Laws (defined below) and with permits issued pursuant thereto (to the extent such permits are required under Environmental Law), (ii) de-minimis amounts necessary to operate the Property for the purposes set forth in the Loan Agreement which will not result in an environmental condition in, on or under the Property and which are otherwise permitted under and used in compliance with Environmental Law and (iii) fully disclosed to Lender in writing pursuant the Environmental Report; (b) there are no past, present or threatened Releases (defined below) of Hazardous Substances in, on, under or from the Property which has not been fully remediated in accordance with Environmental Law; (c) there is no threat of any Release of Hazardous Substances migrating to the Property; (d) there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Property which has not been fully remediated in accordance with Environmental Law; (e) Borrower does not know of, and has not received, any written or oral notice or other communication from any Person (including but not limited to a Governmental Authority) relating to Hazardous Substances or Remediation (defined below) thereof, of possible liability of any Person pursuant to any Environmental Law, other environmental conditions in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with any of the foregoing; and (f) Borrower has truthfully and fully disclosed to Lender, in writing, any and all information relating to environmental conditions in, on, under or from the Property that is known to Borrower and has provided to Lender all information that is contained in Borrower's files and records, including, but not limited to, any reports relating to Hazardous Substances in, on, under or from the Property and/or to the environmental condition of the Property.

        "ENVIRONMENTAL LAW" means any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, relating to protection of human health or the environment, relating to Hazardous Substances, relating to liability for or costs of Remediation or prevention of Releases of Hazardous Substances or relating to liability for or costs of other actual or threatened danger to human health or the environment. Environmental Law includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Substances Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act. Environmental Law also includes, but is not limited to, any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law: conditioning transfer of property upon a negative declaration or other approval of a governmental authority of the environmental condition of the Property; requiring notification or disclosure of Releases of Hazardous Substances or other environmental condition of the Property to any governmental authority or other Person, whether or not in connection with transfer of title to or interest in property; imposing conditions or requirements relating to Hazardous Substances in connection with permits or other authorization for lawful activity; relating to nuisance, trespass or other causes of action in respect of Hazardous Substances related to the Property; or, to the extent arising out of the presence of Hazardous Substances, relating to wrongful death, personal injury, or property or other damage in connection with any physical condition or use of the Property.

        "HAZARDOUS SUBSTANCES" include but are not limited to any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present or future Environmental Laws or that may have a negative impact on human health or the environment, including but not limited to petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, radon, radioactive materials, flammables and explosives, but excluding substances of kinds and in amounts ordinarily and customarily used or stored in similar properties for the purpose of cleaning or other maintenance or operations and otherwise in compliance with all Environmental Laws.

        "RELEASE" of any Hazardous Substance includes but is not limited to any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances.

        "REMEDIATION" includes but is not limited to any response, remedial, removal, or corrective action, any activity to clean-up, detoxify, decontaminate, contain or otherwise remediate any Hazardous Substance, any actions to prevent, cure or mitigate any Release of any Hazardous Substance, any action to comply with any Environmental Laws or with any permits issued pursuant thereto, any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or evaluation relating to any Hazardous Substances or to anything referred to in
ARTICLE 8.

        SECTION 8.2 ENVIRONMENTAL COVENANTS. Borrower covenants and agrees that: (a) Borrower shall use commercially reasonable efforts to ensure that all uses and operations on or of the Property shall be in compliance with all Environmental Laws and permits issued pursuant thereto; (b) Borrower shall use commercially reasonable efforts to prevent any Releases of Hazardous Substances in, on, under or from the Property; (c) Borrower shall not permit any Hazardous Substances in, on, or under the Property, except those that are (i) in compliance with all Environmental Laws and with permits issued pursuant thereto (to the extent such permits are required by Environmental Law), (ii) de-minimis amounts necessary to operate the Property for the purposes set forth in the Loan Agreement which will not result in an environmental condition in, on or under the Property and which are otherwise permitted under and used in compliance with Environmental Law and (iii) fully disclosed to Lender in writing; (d) Borrower shall keep the Property free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of Borrower or any other Person (the "ENVIRONMENTAL LIENS"); (e) Borrower shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to SECTION 8.3 below, including but not limited to providing all relevant information and making knowledgeable persons available for interviews;
(f) Borrower shall, at its sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions in connection with the Property, pursuant to any reasonable written request of Lender made in the event that Lender has reason to believe that an environmental hazard exists on the Property (including but not limited to sampling, testing and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas), and share with Lender the reports and other results thereof, and Lender and other Indemnified Parties shall be entitled to rely on such reports and other results thereof; (g) Borrower shall, at its sole cost and expense, comply with all reasonable written requests of Lender made in the event that Lender has reason to believe that an environmental hazard exists on the Property to (i) reasonably effectuate Remediation of any condition (including but not limited to a Release of a Hazardous Substance) in, on, under or from the Property; (ii) comply with any Environmental Law; (iii) comply with any directive from any Governmental Authority; and (iv) take any other reasonable action necessary or appropriate for protection of human health or the environment; (h) Borrower shall not do or allow any tenant or other user of the Property to do any act with respect to Hazardous Substances that materially increases the dangers to human health or the environment, poses an unreasonable risk of harm to any Person (whether on or off the Property), impairs or may impair the value of the Property, is contrary to any requirement of any insurer, constitutes a public or private nuisance, constitutes waste, or violates any covenant, condition, agreement or easement applicable to the Property; and (i) Borrower shall immediately notify Lender in writing of (A) any presence or Releases or threatened Releases of Hazardous Substances in, on, under, from or migrating towards the Property; (B) any non-compliance with any Environmental Laws related in any way to the Property; (C) any actual or potential Environmental Lien; (D) any required or proposed Remediation of environmental conditions relating to the Property; and (E) any written notice or other written communication of which Borrower becomes aware from any source whatsoever (including but not limited to a governmental entity) relating in any way to Hazardous Substances or Remediation thereof, possible liability of any Person pursuant to any Environmental Law, other environmental conditions in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with anything referred to in this ARTICLE 8.

        SECTION 8.3 LENDER'S RIGHTS. In the event that Lender has reason to believe that an environmental hazard exists on the Property that does not, in Lender's sole discretion, endanger any tenants or other occupants of the Property or their guests or the general public or materially and adversely affect the value of the Property, upon reasonable notice from Lender, Borrower shall, at Borrower's expense, promptly cause an engineer or consultant satisfactory to Lender to conduct an environmental assessment or audit (the scope of which shall be determined in Lender's sole and absolute discretion) and take any samples of soil, groundwater or other water, air, or building materials or any other invasive testing requested by Lender and promptly deliver the results of any such assessment, audit, sampling or other testing; provided, however, if such results are not delivered to Lender within a reasonable period or if Lender has reason to believe that an environmental hazard exists on the Property that, in Lender's sole judgment, endangers any tenant or other occupant of the Property or their guests or the general public or may materially and adversely affect the value of the Property, upon reasonable notice to Borrower, Lender and any other Person designated by Lender, including but not limited to any receiver, any representative of a governmental entity, and any environmental consultant, shall have the right, but not the obligation, to enter upon the Property at all reasonable times to assess any and all aspects of the environmental condition of the Property and its use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in Lender's sole and absolute discretion) and taking samples of soil, groundwater or other water, air, or building materials, and reasonably conducting other invasive testing. Borrower shall cooperate with and provide Lender and any such Person designated by Lender with access to the Property.

                          ARTICLE IX - INDEMNIFICATION

        SECTION 9.1 GENERAL INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages, foreseeable and unforeseeable consequential damages, of whatever kind or nature (including but not limited to reasonable attorneys' fees and other costs of defense) (collectively, the "LOSSES") imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following, except, in each case, to the extent arising out of any Indemnified Party's gross negligence or willful misconduct: (a) ownership of this Deed of Trust, the Property or any interest therein or receipt of any Rents; (b) any amendment to, or restructuring of, the Debt, the Note, the Loan Agreement, this Deed of Trust, or any other Loan Documents; (c) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of this Deed of Trust, the Loan Agreement, the Note or any of the other Loan Documents, whether or not suit is filed in connection with same, or in connection with Borrower, any Guarantor or Indemnifying Person and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding;
(d) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the

Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (e) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways;
(f) any failure on the part of Borrower to perform or be in compliance with any of the terms of this Deed of Trust, the Note, the Loan Agreement or any of the other Loan Documents; (g) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (h) the failure of any person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with this Deed of Trust, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Deed of Trust is made; (i) any failure of the Property to be in compliance with any Legal Requirements; (j) the enforcement by any Indemnified Party of the provisions of this ARTICLE 9; (k) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (l) the payment of any commission, charge or brokerage fee to anyone claiming through Borrower which may be payable in connection with the funding of the Loan; or (m) any misrepresentation made by Borrower in this Deed of Trust or any other Loan Document. Any amounts payable to Lender by reason of the application of this
SECTION 9.1 shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid. For purposes of this ARTICLE 9, the term "INDEMNIFIED PARTIES" means Lender and any Person who is or will have been involved in the origination of the Loan, any Person who is or will have been involved in the servicing of the Loan secured hereby, any Person in whose name the encumbrance created by this Deed of Trust is or will have been recorded, any Person who may hold or acquire or will have held a full or partial interest in the Loan secured hereby (including, but not limited to, investors or prospective investors in the Securities, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan secured hereby for the benefit of third parties) as well as the respective directors, officers, shareholders, partners, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including, but not limited to, any other Person who holds or acquires or will have held a participation or other full or partial interest in the Loan, whether during the term of the Loan or as a part of or following a foreclosure of the Loan and any successors by merger, consolidation or acquisition of all or a substantial portion of Lender's assets and business).

        SECTION 9.2 DEED OF TRUST AND/OR INTANGIBLE TAX. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Deed of Trust, the Note or any of the other Loan Documents, but excluding any income, franchise or other similar taxes.

        SECTION 9.3 ERISA INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses (including, without limitation, reasonable attorneys' fees and costs incurred in the investigation, defense, and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender's sole discretion) that Lender may incur, directly or indirectly, as a result of a default under Sections 4.1.9 or 5.2.12 of the Loan Agreement.

        SECTION 9.4 ENVIRONMENTAL INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses and costs of Remediation (whether or not performed voluntarily), engineers' fees, environmental consultants' fees, and costs of investigation (including but not limited to sampling, testing, and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas) imposed upon or incurred by or asserted against any Indemnified Parties, and arising out of or in any way relating to any one or more of the following: (a) any presence of any Hazardous Substances in, on, above, or under the Property; (b) any past, present or threatened Release of Hazardous Substances in, on, above, under or from the Property; (c) any activity by Borrower, any Person affiliated with Borrower or any tenant or other user of the Property in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from the Property of any Hazardous Substances at any time located in, under, on or above the Property; (d) any activity by Borrower, any Person affiliated with Borrower or any tenant or other user of the Property in connection with any actual or proposed Remediation of any Hazardous Substances at any time located in, under, on or above the Property, whether or not such Remediation is voluntary or pursuant to court or administrative order, including but not limited to any removal, remedial or corrective action; (e) any past or present non-compliance or violations of any Environmental Laws (or permits issued pursuant to any Environmental Law) in connection with the Property or operations thereon, including but not limited to any failure by Borrower, any Affiliate of Borrower or any tenant or other user of the Property to comply with any order of any Governmental Authority in connection with any Environmental Laws; (f) the imposition, recording or filing of any Environmental Lien encumbering the Property; (g) any administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in ARTICLE 8 and this
SECTION 9.4; (h) any past, present or threatened injury to, destruction of or loss of natural resources in any way connected with the Property, including but not limited to costs to investigate and assess such injury, destruction or loss;
(i) any acts of Borrower or other users of the Property in arranging for disposal or treatment, or arranging with a transporter for transport for disposal or treatment, of Hazardous Substances owned or possessed by such Borrower or other users, at any facility or incineration vessel owned or operated by another Person and containing such or any similar Hazardous Substance; (j) any acts of Borrower or other users of the Property, in accepting any Hazardous Substance for transport to disposal or treatment facilities, incineration vessels or sites selected by Borrower or such other users, from which there is a Release, or a threatened Release of any Hazardous Substance which causes the incurrence of costs for Remediation; (k) any personal injury, wrongful death, or property damage arising under any statutory or common law or tort law theory, including but not limited to damages assessed for the maintenance of a private or public nuisance or for the conducting of an abnormally dangerous activity on or near the Property, in each case, to the extent arising out of the presence of Hazardous Substances; and (1) any misrepresentation or inaccuracy in any representation or warranty or material breach or failure to perform any covenants or other obligations pursuant to
ARTICLE 8. This indemnity shall
survive any termination, satisfaction or foreclosure of this Deed of Trust, subject to the provisions of SECTION 10.5. Notwithstanding the foregoing, Borrower shall have no liability for any Losses imposed upon or incurred by or asserted against any Indemnified Parties and described in this SECTION 9.4 to the extent that such Losses arose solely by actions, conditions or events relating to the Hazardous Substances placed in, on, above or under the Property after the date that Lender or any Affiliate or nominee of Lender (or any purchaser at a foreclosure sale) actually acquired title to the Property and were not caused by the direct or indirect actions of Borrower or any officer or director of Borrower or any employee, agent, contractor or Affiliate of Borrower.

        SECTION 9.5 DUTY TO DEFEND; ATTORNEYS' FEES AND OTHER FEES AND EXPENSES. Upon written request by any Indemnified Party, Borrower shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, if the defendants in any such claim or proceeding include both Borrower and any Indemnified Party and Borrower and such Indemnified Party shall have reasonably concluded that there are any legal defenses available to it and/or other Indemnified Parties that are different from or additional to those available to Borrower, such Indemnified Party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party, provided that no compromise or settlement shall be entered without Borrower's consent, which consent shall not be unreasonably withheld. Upon demand, Borrower shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

                              ARTICLE X - WAIVERS

        SECTION 10.1 WAIVER OF COUNTERCLAIM. To the extent permitted by applicable law, Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Deed of Trust, the Loan Agreement, the Note, any of the other Loan Documents, or the Obligations.

        SECTION 10.2 MARSHALLING AND OTHER MATTERS. To the extent permitted by applicable law, Borrower hereby waives the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Deed of Trust on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Deed of Trust and on behalf of all persons to the extent permitted by applicable law.

        SECTION 10.3 WAIVER OF NOTICE. To the extent permitted by applicable law, Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Deed of Trust or any other Loan Document specifically and expressly provides for the giving of notice by Lender to Borrower and except with respect to matters for which Lender is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Deed of Trust does not specifically and expressly provide for the giving of notice by Lender to Borrower.

        SECTION 10.4 WAIVER OF STATUTE OF LIMITATIONS. To the extent permitted by applicable law, Borrower hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Debt or performance of its Other Obligations.

        SECTION 10.5    SURVIVAL. The indemnifications made pursuant to SECTIONS
9.3 and 9.4 herein and the representations and warranties, covenants, and other obligations arising under ARTICLE 8, shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by any of the following: any satisfaction or other termination of this Deed of Trust, any assignment or other transfer of all or any portion of this Deed of Trust or Lender's interest in the Property (but, in such case, shall benefit both Indemnified Parties and any assignee or transferee), any exercise of Lender's rights and remedies pursuant hereto including, but not limited to, foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Loan Agreement, the Note or any of the other Loan Documents, any transfer of all or any portion of the Property (whether by Borrower or by Lender following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), any amendment to this Deed of Trust, the Loan Agreement, the Note or the other Loan Documents, and any act or omission that might otherwise be construed as a release or discharge of Borrower from the obligations pursuant hereto.

                            ARTICLE XI - EXCULPATION

        The provisions of Section 9.4 of the Loan Agreement are hereby incorporated by reference into this Deed of Trust to the same extent and with the same force as if fully set forth herein.

                             ARTICLE XII - NOTICES

        All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

        Notices to Lender hereunder and under any of the other Loan Documents shall include a copy thereof to Lender (to be addressed and delivered in accordance with Section 10.6 of the Loan Agreement) and shall be sent as follows:

        Lender:      MERS Commercial
                     P.O. Box 2300
                     Flint, Michigan 48501-2300

                         ARTICLE XIII - APPLICABLE LAW

        SECTION 13.1 GOVERNING LAW. This Deed of Trust shall be governed in accordance with the terms and provisions of Section 10.3 of the Loan Agreement.

        SECTION 13.2    USURY LAWS. Notwithstanding anything to the contrary,
(a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the Maximum Legal Rate or amount, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

        SECTION 13.3 PROVISIONS SUBJECT TO APPLICABLE LAW. All rights, powers and remedies provided in this Deed of Trust may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Deed of Trust invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Deed of Trust or any application thereof shall be invalid or unenforceable, the remainder of this Deed of Trust and any other application of the term shall not be affected thereby.

                           ARTICLE XIV - DEFINITIONS

        All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Deed of Trust may be used interchangeably in singular or plural form and the word "BORROWER" shall mean "each Borrower and any subsequent owner or owners of a fee interest in the Property or any part thereof," the word "LENDER" shall mean "Lender and any subsequent holder of the Note," the word "NOTE" shall mean "the Note and any other evidence of indebtedness secured by this Deed of Trust," the word "PROPERTY" shall include any portion of the Property and any interest therein, and the phrases "ATTORNEYS' FEES", "LEGAL FEES" and "COUNSEL FEES" shall include any and all attorneys', paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.

                     ARTICLE XV - MISCELLANEOUS PROVISIONS

        SECTION 15.1 NO ORAL CHANGE. This Deed of Trust, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

        SECTION 15.2 SUCCESSORS AND ASSIGNS. This Deed of Trust shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

        SECTION 15.3 INAPPLICABLE PROVISIONS. If any term, covenant or condition of the Loan Agreement, the Note or this Deed of Trust is held to be invalid, illegal or unenforceable in any respect, the Loan Agreement, the Note and this Deed of Trust shall be construed without such provision.

        SECTION 15.4 HEADINGS, ETC. The headings and captions of various Sections of this Deed of Trust are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

        SECTION 15.5 NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

        SECTION 15.6 SUBROGATION. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of Borrower's obligations hereunder, under the Loan Agreement, the Note and the other Loan Documents and the performance and discharge of the Other Obligations.

        SECTION 15.7 ENTIRE AGREEMENT. The Note, the Loan Agreement, this Deed of Trust and the other Loan Documents constitute the entire understanding and agreement between Borrower and Lender with respect to the transactions arising in connection with the Debt and supersede all prior written or oral understandings and agreements between Borrower and Lender with respect thereto. Borrower hereby acknowledges that, except as incorporated in writing in the Note, the Loan Agreement, this Deed of Trust and the other Loan Documents, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Note, the Loan Agreement, this Deed of Trust and the other Loan Documents.

        SECTION 15.8 LIMITATION ON LENDER'S RESPONSIBILITY. No provision of this Deed of Trust shall operate to place any obligation or liability for the control, care, management or repair of the Property upon Lender, nor shall it operate to make Lender responsible or liable for any waste committed on the Property by the tenants or any other Person, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger. Nothing herein contained shall be construed as constituting Lender a "mortgagee in possession."

                     ARTICLE XVI - DEED OF TRUST PROVISIONS

        SECTION 16.1 CONCERNING THE TRUSTEE. Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law, or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee's reasonable satisfaction. Trustee, by acceptance of this Deed of Trust, covenants to perform and fulfill the trusts herein created, being liable, however, only for gross negligence or willful misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Trustee may resign at any time upon giving thirty (30) days' notice to Borrower and to Lender. Lender may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, or inability to act of Trustee, or in its sole discretion for any reason whatsoever Lender may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Deed of Trust is recorded and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Lender. The procedure provided for in this paragraph for substitution of Trustee shall be in addition to and not in exclusion of any other provisions for substitution, by law or otherwise.

        SECTION 16.2 TRUSTEE'S FEES. Borrower shall pay all reasonable costs, fees and expenses incurred by Trustee and Trustee's agents and counsel in connection with the performance by Trustee of Trustee's duties hereunder and all such costs, fees and expenses shall be secured by this Deed of Trust.

        SECTION 16.3 CERTAIN RIGHTS. With the approval of Lender, Trustee shall have the right to take any and all of the following actions: (a) to select, employ, and advise with counsel (who may be, but need not be, counsel for Lender) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Note, this Deed of Trust or the Other Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (b) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his/her agents or attorneys, (c) to select and employ, in and about the execution of his/her duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence or bad faith and (d) any and all other lawful action as Lender may instruct Trustee to take to protect or enforce Lender's rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Property for debts contracted for or liability or damages incurred in the management or operation of the Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting an action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for actual expenses incurred by Trustee in the performance of Trustee's duties hereunder and to reasonable compensation for such of Trustee's services hereunder as shall be rendered.

        SECTION 16.4 RETENTION OF MONEY. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law) and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

        SECTION 16.5 PERFECTION OF APPOINTMENT. Should any deed, conveyance, or instrument of any nature be required from Borrower by any Trustee or substitute trustee to more fully and certainly vest in and confirm to the Trustee or substitute trustee such estates rights, powers, and duties, then, upon request by the Trustee or substitute trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Borrower.

        SECTION 16.6 SUCCESSION INSTRUMENTS. Any substitute trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his/her predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Lender or of the substitute trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute trustee so appointed in the Trustee's place.

                    ARTICLE XVII - STATE-SPECIFIC PROVISIONS

        SECTION 17.1 PRINCIPLES OF CONSTRUCTION. In the event of any inconsistencies between the terms and conditions of this ARTICLE 17 and the terms and conditions of this Deed of Trust, the terms and conditions of this
ARTICLE 17 shall control and be binding.

        SECTION 17.2 REMEDIES NOT EXCLUSIVE; WAIVER. Trustee and Lender shall have all powers, rights and remedies under applicable law whether or not specifically or generally granted or described in this Deed of Trust. Nothing contained herein shall be construed to impair or to restrict such powers, rights and remedies or to preclude any procedures or process otherwise available to trustees or beneficiaries under deeds of trust in the State of California. Trustee and Lender, and each of them, shall be entitled to enforce the payment and performance of any indebtedness or obligations secured hereby and to exercise all rights and powers under this Deed of Trust or under any other Loan Document or other agreement or any laws now or hereafter in force, notwithstanding the fact that some or all of the indebtedness and obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement, whether by court action or pursuant to the power of sale or other powers contained herein, shall prejudice or in any manner affect Trustee's or Lender's right to realize upon or enforce any other rights or security now or hereafter held by Trustee or Lender. Trustee and Lender, and each of them, shall be entitled to enforce this Deed of Trust and any other rights or security now or hereafter held by Lender or Trustee in such order and manner as they or either of them may in their absolute discretion determine. No remedy herein conferred upon or reserved to Trustee or Lender is intended to be exclusive of any other remedy contained herein or by law provided or permitted, but each shall be cumulative and in addition to every other remedy given hereunder or now or hereafter existing at law or in equity. Every power or remedy given by any of the Loan Documents to Trustee or Lender, or to which either of them may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Trustee or Lender, and either of them may pursue inconsistent remedies. By exercising or by failing to exercise any right, option or election hereunder, Lender shall not be deemed to have waived any provision hereof or to have released Borrower from any of the obligations secured hereby unless such waiver or release is in writing and signed by Lender. The waiver by Lender of Borrower's failure to perform or observe any term, covenant or condition referred to or contained herein to be performed or observed by Borrower shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent failure of Borrower to perform or observe the same or any other such term, covenant or condition referred to or contained herein, and no custom or practice which may develop between Borrower and Lender during the term hereof shall be deemed a waiver of or in any way affect the right of Lender to insist upon the performance by Borrower of the obligations secured hereby in strict accordance with the terms hereof or of any other Loan Document.

        SECTION 17.3 POWER OF SALE. (i) Should Lender elect to foreclose by exercise of the power of sale contained herein, Lender shall notify Trustee and shall, if required, deposit with Trustee the Note, the original or a certified copy of this Deed of Trust, and such other documents, receipts and evidences of expenditures made and secured hereby as Trustee may require. Upon receipt of such notice from Lender, Trustee shall cause to be recorded and delivered to Borrower such notice as may then be required by law and by this Deed of Trust. Trustee shall, without demand on Borrower, after lapse of such time as may then be required by law and after recordation of such notice of default and after notice of sale has been given as required by law, sell the Property at the time and place of sale fixed by it in said notice of sale, either as a whole or in separate lots or parcels or items as Trustee shall deem expedient, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to the purchaser or purchasers at such sale its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof Any person, including, without limitation, Borrower, Trustee or Lender, may purchase at such sale, and Borrower hereby covenants to warrant and defend the title of such purchaser or purchasers. Borrower requests that a copy of any notice of default or notice of sale be delivered to it at its mailing address set forth on the first page of this Deed of Trust to the extent required by applicable law.

        (ii) After deducting all costs, fees and expenses of Trustee and of this Deed of Trust, including, without limitation, costs of evidence of title and actual and customary attorneys' fees of Trustee or Lender in connection with a sale as provided in subparagraph (i) above, Trustee shall apply the proceeds of such sale (a) first, to the payment of all sums expended by Lender under the terms of any of the Loan Documents and not yet repaid, together with interest on such sums at the Default Rate as set forth in the Note, (b) second, to the payment of all sums expended under the terms hereof not then repaid, with accrued interest at the rate of interest equal to the rate then in effect under the Note, or if the Note has been repaid, the rate that would have been in effect under the Note, (c) third, to the payment of all other sums then secured hereby, and (d) fourth, the remainder, if any, to the person or persons legally entitled thereto.

        SECTION 17.4 RIGHT OF RESCISSION. Lender may from time to time rescind any notice of default or notice of sale before any Trustee's sale in accordance with the laws of the State of California. The exercise by Lender of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring, or impair the right of Lender to execute and deliver to Trustee, as above provided, other declarations or notices of default to satisfy the obligations of this Deed of Trust or secured hereby, nor otherwise affect any provision, covenant or condition of any Loan Document or any of the rights, obligations or remedies of Trustee or Lender hereunder or thereunder.

        SECTION 17.5 FULL RECONVEYANCE. Upon written request of Lender stating that all sums secured hereby have been paid, upon surrender to Trustee of the Note and the original or a certified copy of this Deed of Trust for cancellation and retention, and upon payment of its fees, Trustee shall fully reconvey, without warranty, the entire remaining Property then held hereunder. The recitals in such reconveyance of any matters of facts shall be conclusive proof of the truthfulness thereof The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

        SECTION 17.6 FIXTURE FILING. This Deed of Trust constitutes a fixture filing under the fixture filing provisions of the UCC, Sections 9-313 and 9-402(6) as enacted and under the equivalent statutes in the State of California, as amended or recodified from time to time.

        SECTION 17.7 BORDER ZONE PROPERTY. Borrower represents and warrants that the Property has not been designated as Border Zone Property under the provisions of California Health and Safety Code, Sections 25220 ET SEQ. or any regulation adopted in accordance therewith, and there has been no occurrence or condition on any real property adjoining or in the vicinity of the Property that is reasonably likely to cause the Property or any part thereof to be designated as Border Zone Property.

        SECTION 17.8    ADDITIONAL SECURITY AGREEMENT PROVISIONS.

        (a) With respect to fixtures, Lender or Trustee may elect to treat same as either real property or personal property and proceed to exercise such rights and remedies applicable to the categorization so chosen. Lender may proceed against the items of real property and any items of Property separately or together in any order whatsoever, without in any way affecting or waiving Lender's rights and remedies under the Uniform Commercial Code, this Deed of Trust or the Note. Borrower acknowledges and agrees that Lender's rights and remedies under this Deed of Trust and the Note shall be cumulative and shall be in addition to every other right and remedy now or hereafter existing at law, in equity, by statute or by agreement of the parties.

        (b) Borrower agrees that this Deed of Trust constitutes a financing statement filed as a fixture filing in the Official Records of Los Angeles County with respect to any and all fixtures included within the term "Land" or "Property" as used herein and with respect to any goods and other personal property that may now be or hereafter become fixtures. The names and mailing addresses of the debtor (Borrower) and the secured party (Lender) are set forth on the first page of this Deed of Trust. Borrower is the record owner of the Property. The personal property described above is the collateral covered by this financing statement. Any reproduction of this Deed of Trust or any other security agreement or financing statement shall be sufficient as a financing statement.

        SECTION 17.9    ADDITIONAL WAIVERS.

        (a) Borrower has read and hereby approves the Note, this Deed of Trust, the other Loan Documents and all other agreements and documents relating thereto. Borrower acknowledges that it has been represented by counsel of its choice to review this Deed of Trust, the Note, the other Loan Documents and all other documents relating thereto and said counsel has explained and Borrower understands the provisions thereof, or that Borrower has voluntarily declined to retain such counsel.

        (b) Borrower hereby expressly waives diligence, demand, presentment, protest and notice of every kind and nature whatsoever (unless as otherwise required under this Deed of Trust) and waives any right to require Lender to enforce any remedy against any guarantor, endorser or other person whatsoever prior to the exercise of its rights and remedies hereunder or otherwise. Borrower waives any right to require Lender to: (i) proceed or exhaust any collateral security given or held by Lender in connection with the Obligations;
(ii) give notice of the terms, time and place of any public or private sale of any real or personal property security for the Obligations or other guaranty of the Obligations; or (iii) pursue any other remedy in Lender's power whatsoever.

        (c)     Until all Obligations shall have been paid in full, Borrower:
(i) shall not have any right of subrogation to any of the rights of Lender against any guarantor, maker or endorser; (ii) waives any right to enforce any remedy which Lender now has or may hereafter have against any other guarantor, maker or endorser; and (iii) waives any benefit of, and any other right to participate in, any collateral security for the Obligations or any guaranty of the Obligations now or hereafter held by Lender.

        SECTION 17.10 ADDITIONAL ENVIRONMENTAL PROVISIONS. The following statutes are hereby deemed to be included in the definition of Environmental Laws as that term is used throughout this Deed of Trust: the Porter-Cologne Water Control Act; the Waste Management Act of 1980; the Toxic Pit Cleanup Act; the Underground Tank Act of 1984; the California Water Quality Improvement Act; and California Health and Safety Codes ss.ss. 25117 and 25316.

                         [NO FURTHER TEXT ON THIS PAGE]

        IN WITNESS WHEREOF, this Deed of Trust has been executed by Borrower as of the day and year first above written.

                                           BORROWER:

                                           BEHRINGER HARVARD BUENA VISTA PLAZA
                                           LP, a Delaware limited partnership

                                           By:  Behringer Harvard Buena Vista
                                                Plaza GP, LLC, a Delaware
                                                limited liability company


                                                By: ________________________
                                                     Gerald J. Reihsen, III
                                                     Secretary

                                 ACKNOWLEDGEMENT


STATE OF _________________)
                          ) ss.:
COUNTY OF ________________)


        On July ____, 2005, before me, _____________________________, a Notary
Public for said state, personally appeared Gerald J. Reihsen, III, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

        WITNESS my hand and official seal.


                                    _____________________________________
                                                Notary Public

                                                (SEAL)

                                    EXHIBIT A

                                LEGAL DESCRIPTION


All that certain real property situated in the County of Los Angeles, State of California, described as follows:

PARCEL 1:

Lots 1, 2 and 3, of Tract No. 5245, in the City of Burbank, County of Los Angeles, State of California, as per map recorded in Book 94, Pages 22 and 23 of Maps, in the office of the County Recorder of said County.

PARCEL 2:

Lot 4, of Tract No. 5245, in the City of Burbank, County of Los Angeles, State of California, as per map recorded in Book 94, Pages 22 and 23 of Maps, in the office of the County Recorder of said County.

PARCEL 3:

Lot 7, of Tract No. 5245, in the City of Burbank, County of Los Angeles, State of California, as per map recorded in Book 94, Pages 22 and 23 of Maps, in the office of the County Recorder of said County.

PARCEL 4:

Lot 9, of Tract No. 5245, in the City of Burbank, County of Los Angeles, State of California, as per map recorded in Book 94, Pages 22 and 23 of Maps, in the office of the County Recorder of said County.

PARCEL 5:

Lot 11, of Tract No. 5245, in the City of Burbank, County of Los Angeles, State of California, as per map recorded in Book 94, Pages 22 and 23 of Maps, in the office of the County Recorder of said County.

PARCEL 6:

Those portions of Oak Street and Olive Avenue shown and delineated on the map of Tract 5245 as per map recorded in Book 94, Pages 22 and 23 of Maps, as vacated by Resolution No. 20,898 City of Burbank, a certified copy thereof having been recorded February 21, 1984, as Instrument No. 84-217109, Official Records, lying within the following described lines:

Beginning at the most Easterly corner of Lot 4 of Tract No. 5245, in the City of Burbank, County of Los Angeles, State of California, as per map recorded in Book 94, Pages 22 and 23 of Maps,

                                    EXH. A-1
in the office of the County Recorder of said County; thence along the Southeasterly prolongation of the Northeasterly line of said Lot 4, South 22(Degree) 57' 01" East 32.09 feet to a line parallel with and distant Northwesterly 50.00 feet, measured at right angles, from the centerline of Olive Avenue as shown on the map of said Tract No. 5245; thence South 40(Degree) 06' 03" West 185.80 feet along said parallel line to the beginning of a tangent curve, concave Northerly having a radius of 30.00 feet, said curve being also tangent to a line parallel with and distant Northeasterly 40.00 feet measured at right angles from the centerline of Buena Vista Avenue, as shown on the map of said Tract No. 5245; thence Southwesterly, Westerly and Northwesterly along said curve, through a central angle of 116(Degree) 56' 57" an arc distance of 61.23 feet to said last mentioned parallel line; thence North 22(Degree) 57' 00" West
89.00 feet along said last mentioned parallel line to the Northwesterly line of Oak Street (40.00 feet wide) as shown on said map of Tract No. 5245; thence Northeasterly along said Northwesterly line of Oak Street to the point of beginning.

EXCEPT therefrom that portion lying Northeasterly of the Southeasterly prolongation of the Northeasterly line of Lot 4 of said Tract No. 5245.

PARCEL 7:

Those portions of that certain alley shown on the map of Tract No. 5245, in the City of Burbank, County of Los Angeles, State of California, recorded in Book 94, Pages 22 and 23 of Maps, in the office of the County Recorder of said County, as vacated by Resolution 22,530 a certified copy thereof having been recorded December 21, 1988 as Instrument No. 88-2032805, Official Records, described as follows:

PARCEL 7A:

The subterranean rights in said alley which lie below an elevation of 531.50 feet, the point of reference being City of Burbank Bench Mark No. 607, located
2.0 feet West of the beginning of the curb return on Oak Street at the Northwesterly corner of Oak Street and Buena Vista Street having an elevation of
531.477 feet, that is within the following boundaries:

Beginning at the intersection of the Southeasterly line of said alley with a line that is parallel with and 50.00 feet Northeasterly of the center line of Buena Vista Street as shown on said Map; thence Northeasterly along said Southeasterly line 57.50 feet to a line that is parallel with and 107.50 feet Northeasterly of said center line; thence Northwesterly along the last said parallel line 7.50 feet to the center line of said alley; thence Southwesterly along the center line of said alley 57.50 feet to the first parallel line; thence Southeasterly along said parallel line 7.50 feet to the true point of beginning.

PARCEL 7B:

The subterranean rights in said alley which lie 0.5 of a foot below the finished surface of said alley within the area described as follows:

Beginning at the Northerly corner of Lot 4 of said Tract No. 5245; thence 15.00 feet Northwesterly along the prolongation of the Northeasterly line of said Lot 4 to the Northwesterly

                                    EXH. A-2
line of said alley; thence 75.00 feet Southwesterly along said Northwesterly line to the Southerly corner of Lot 7 of said tract; thence Southeasterly 7.50 feet along the prolongation of the Southwesterly line of said Lot 7 to the center line of said alley; thence Southwesterly along said center line 66.80 feet to a line that is 107.5 feet Northeasterly of and parallel with the center line of Buena Vista Street as shown on the map of said tract; thence 7.50 feet Southeasterly along the last said parallel line to the Southeasterly line of said alley; thence Northeasterly along said Southeasterly line 141.80 feet to the point of beginning.











                                    EXH. A-3